STATE FARM VARIABLE PRODUCT TRUST

Supplement dated September 1, 2011 to the Statement of Additional Information dated May 1, 2011 of State Farm Variable Product Trust (the “SAI”).

Effective September 1, 2011, the SAI is amended as set forth below:

The following paragraph is added on page 2 of the SAI after the first full paragraph under the heading “Borrowing”:

The Trust has entered into a Line of Credit Agreement with State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIM. Under the Line of Credit Agreement, a Fund can borrow money from Auto Company on an unsecured basis for up to 30 days. No Fund can borrow more than 5% of its total assets (including the amount borrowed) from Auto Company, and no Fund can borrow from Auto Company for a period longer than 30 days. All the Funds advised by the SFIM can borrow no more than $50,000,000 from Auto Company in the aggregate at any one time. A Fund will pay interest to Auto Company on an outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. Auto Company in its sole and absolute discretion determines whether to loan money to a Fund under the Line of Credit Agreement. Similarly, a Fund is not obligated to borrow from Auto Company under the Line of Credit Agreement.

The fee table on page 35 of the SAI within the section entitled “Investment Advisory and Other Agreements—Between the Trust and SFIM” is deleted and replaced with the following:

The Trust pays SFIM compensation in the form of an investment advisory fee. The fee is based upon average daily net assets and is accrued daily and paid to SFIM monthly at the following annual rates for each of the Funds:

Large Cap Equity Index	0.24% of net assets
Small Cap Equity Index	0.40% of net assets
International Equity Index	0.55% of net assets
Bond	0.50% of net assets
Money Market	0.40% of net assets
Stock and Bond Balanced	None
Large Cap Equity	0.60% of net assets
Small/Mid Cap Equity	0.80% of net assets
International Equity	0.80% of net assets

The section entitled “Investment Advisory and Other Agreements—Between SFIM and BFA” on page 36 of the SAI is deleted and replaced with the following:

BETWEEN SFIM AND BFA

Pursuant to the separate sub-advisory agreement described below (the “Sub-advisory Agreement”), SFIM has engaged BFA as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds.

BFA determines which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions. For its services, SFIM pays BFA an investment sub-advisory fee equal to a percentage of the average daily net assets of each equity index Fund.

For the Large Cap Equity Index Fund, the fee equals the following percentages of the Large Cap Equity Index Fund’s average daily net assets: 0.03% on the first $500 million, 0.02% on the next $250 million, and 0.01% for average daily net assets above $750 million. In determining the application of these breakpoints and so long as BFA remains the sub-adviser to each fund, the assets of the Trust’s Large Cap Equity Index Fund are combined with the assets of the S&P 500 Index Fund of State Farm Mutual Fund Trust, another registered investment company advised by SFIM and sub-advised by BFA. If the fee for the Large Cap Equity Index Fund calculated pursuant to the above schedule for the fiscal quarter of the Trust is less than $25,000, SFIM will pay BFA a fee of $25,000 for the fiscal quarter in lieu of the sub-advisory fee calculated pursuant to this schedule.

For the Small Cap Equity Index Fund and the International Equity Index Fund, the rates upon which the sub-advisory fees are based are as follows:

Small Cap Equity Index Fund	0.10% of average daily net assets
International Equity Index Fund	0.10% of average daily net assets

BFA manages the investments of the Large Cap, Small Cap, and International Equity Index Funds, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, BFA follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available. The BFA sub-advisory fees are accrued daily and paid to BFA quarterly.